Class Y Shares – RAYLX

A Series of Two Roads Shared Trust

Supplement dated December 31, 2019
to the Prospectus dated February 28, 2019

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This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

The following replaces the section under the heading “HOW TO PURCHASE SHARES” on pg. 17 of the Prospectus:

HOW TO PURCHASE SHARES

Class Y Shares: Class Y shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Class Y shares require a minimum initial investment of $10,000,000, and the minimum subsequent investment is $1,000.

Class Y shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.
•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.
•	Clients of Advisor or purchases referred through the Advisor.
•	To investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. There is no investment minimum on reinvested distributions, and the Fund may change investment minimums at any time. The Fund and the Advisor may each waive investment minimums at their individual discretion. Class I shares may not be available for purchase in all states.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the Class A, C and I Prospectus, Class Y Prospectus and SAI, each dated February 28, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and the SAI have each been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-GO-RAILX (1-844-467-2459).